UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-00505
                                    ------------------------------------------

                            Philadelphia Fund, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2006
                         -----------------------------------------------------

Date of reporting period:  December 1, 2005 - MAY 31, 2006
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 5, 2006

Dear shareholders,

Stocks sneezed in May and June when the market looked at increasing interest rates and mixed economic indicators. On May 23rd the new Federal Reserve chairman, Ben Bernanke, said that the inflation outlook "will receive particular scrutiny" and that the Federal Reserve "will be vigilant" towards the recent history of higher inflation. Core inflation increased at an annual rate of 3.2 percent in the last three months and at 2.8 percent in the last six months. Chairman Bernanke did not find these numbers welcome and said so.

That did it. The Dow Jones dropped 160 points in a vicious sell off. World stock markets dropped as investors' perceptions changed from cautious optimism to resigned pessimism.

The role of the Federal Reserve has always been to provide stimulus to the economy in the form of low interest rates and to take away the punch bowl when the party gets too exuberant. Seventeen times, since June 2004, the Federal Reserve has braked the economy by increasing interest rates. The Federal Reserve is suggesting it will raise rates in coming months. No excess inflation is Mr. Bernanke's determination.

During the first half of our fiscal year, a number of stocks were sold. A nice profit was realized when we reduced our position in Sempra Energy to 85,000 shares. We sold Public Service Enterprise Group for a substantial profit. Our holdings in ConAgra Foods, Inc. and Weyerhaeuser Co. were eliminated. Also, the higher-priced shares of Kellogg Co. were sold. The last three stocks were sold at a loss to help offset taxable profits from the others.

We sold H.J. Heinz for a profit when a hedge fund pushed up the price by pressuring the company for more aggressive measures to profit shareholders.

Four new positions were initiated in the first half of the fiscal year. We purchased 50,000 shares of Fifth Third Bancorp. This Midwestern bank sells at a reasonable valuation and pays a good dividend. We purchased 80,000 shares of Energy East Corp. This company distributes electricity and natural gas in New England. It is reasonably valued and provides a good dividend. Another utility with a good dividend, Progress Energy Inc. was added to the portfolio in the amount of 50,000 shares. This is a reasonably priced utility in the fast-growing state of Florida.

Fifty thousand shares of First Horizon National were added to the portfolio. This is a quality niche bank with a good dividend. The bank may be a strong candidate for acquisition.

As of May 31, 2006, our fund had 39.5% of its net assets in short-term instruments available to invest in opportunities which we expect later this year.

                                             Very truly yours,
                                             /s/ Donald H. Baxter
                                             Donald H. Baxter
                                             President

PORTFOLIO SUMMARY BY INDUSTRY - MAY 31, 2006

                           % of Total                               % of Total
                           Net Assets                               Net Assets
                           ----------                               ----------
Short-Term Corporate Notes    39.5%      Food Processing                4.1%
Banks                         19.6       Retail Specialty               3.8
Electric Utilities            18.3       Health Care Plans              3.6
Oil & Gas Operations          10.6       Publishing                     2.9
Natural Gas Utilities          4.5       Conglomerate                   2.2
                                                                      -----
                                         Total Investments            109.1
                                         Liabilities in Excess
                                            of Other Assets*           (9.1)
                                                                      -----
                                                                      100.0%
                                                                      =====

* This balance includes obligations created as a result of portfolio transactions that occurred on May 31, 2006 and were settled on June 5, 2006.

                            PHILADELPHIA FUND, INC.


PORTFOLIO OF INVESTMENTS - MAY 31, 2006

Shares                                                               Value
-------                                                          -------------
                              COMMON STOCKS-69.6%
                                  BANKS-19.6%
 80,000   AmSouth Bancorporation . . . . . . . . . . . . . . . .  $ 2,144,000
 80,000   Bank of America Corp. . . . . . .. . . . . . . . . . .    3,872,000
 50,000   Fifth Third Bancorp. . . . . . . . . . . . . . . . . .    1,900,000
 50,000   First Horizon National Corporation . . . . . . . . . .    1,998,000
 50,000   National City Corp.  . . . . . . . . . . . . . . . . .    1,844,000
 40,000   Wachovia Corp. . . . . . . . . . . . . . . . . . . . .    2,140,000
 40,000   Wells Fargo & Co.  . . . . . . . . . . . . . . . . . .    2,654,800
                                                                 ------------
                                                                   16,552,800
                                                                 ------------
                               CONGLOMERATE-2.2%
 70,000   Hawaiian Electric Industries, Inc. . . . . . . . . . .    1,880,900
                                                                 ------------
                           ELECTRIC UTILITIES-18.3%
 30,000   American Electric Power Co., Inc.  . . . . . . . . . .    1,028,100
124,800   Duke Energy Corp.  . . . . . . . . . . . . . . . . . .    3,521,856
 80,000   Energy East Corporation  . . . . . . . . . . . . . . .    1,907,200
 40,000   FirstEnergy Corp.  . . . . . . . . . . . . . . . . . .    2,096,800
 50,000   Progress Energy, Inc.  . . . . . . . . . . . . . . . .    2,102,000
 80,000   Southern Company . . . . . . . . . . . . . . . . . . .    2,557,600
 40,000   TXU Corp.  . . . . . . . . . . . . . . . . . . . . . .    2,292,000
                                                                 ------------
                                                                   15,505,556
                                                                 ------------
                             FOOD PROCESSING-4.1%
 40,000   Corn Products International, Inc.  . . . . . . . . . .    1,067,200
 50,000   Kellogg Co.  . . . . . . . . . . . . . . . . . . . . .    2,355,000
                                                                 ------------
                                                                    3,422,200
                                                                 ------------
                            HEALTH CARE PLANS-3.6%
 70,000   United Health Group Incorporated . . . . . . . . . . .    3,077,200
                                                                 ------------
                          NATURAL GAS UTILITIES-4.5%
 85,000   Sempra Energy  . . . . . . . . . . . . . . . . . . . .    3,822,450
                                                                 ------------
                          OIL & GAS OPERATIONS-10.6%
 35,000   ChevronTexaco Corp.  . . . . . . . . . . . . . . . . .    2,092,650
 45,000   Marathon Oil Corp. . . . . . . . . . . . . . . . . . .    3,377,250
 35,000   Occidental Petroleum Corp. . . . . . . . . . . . . . .    3,468,150
                                                                 ------------
                                                                    8,938,050
                                                                 ------------


Shares                                                               Value
-------                                                          -------------
                                PUBLISHING-2.9%
  3,000   Washington Post Co. Class "B"  . . . . . . . . . . . .  $ 2,432,700
                                                                 ------------
                             RETAIL SPECIALTY-3.8%
 60,000   Costco Wholesale Corp. . . . . . . . . . . . . . . . .    3,175,800
                                                                 ------------

Total Value of Common Stocks (cost $35,900,120)  . . . . . . . .   58,807,656
                                                                 ------------


Principal
 Amount
---------
                       SHORT-TERM CORPORATE NOTES-39.5%
$4,000M   AGA Capital Inc., 4.982%, due 06/05/2006 . . . . . . .    3,997,817
 4,200M   Citicorp Funding Inc., 4.953%, due 06/01/2006  . . . .    4,200,000
 4,200M   General Electric Capital Corp., 4.899%,
            due 06/02/2006 . . . . . . . . . . . . . . . . . . .    4,199,436
 4,200M   HSBC Finance Corp., 4.901%, due 06/05/2006 . . . . . .    4,197,746
 4,200M   Morgan Stanley Corp., 4.980%, due 06/02/2006 . . . . .    4,199,427
 4,200M   Prudential Funding LLC, 4.940%, due 06/02/2006 . . . .    4,199,432
 4,200M   Society Generale NA Inc., 4.970%, due 06/02/2006 . . .    4,199,428
 4,200M   U.S. Bancorp., 4.880%, due 06/01/2006  . . . . . . . .    4,200,000
                                                                 ------------
Total Value of Short-Term Corporate Notes (Cost $33,393,286) . .   33,393,286
                                                                 ------------


Total Value of Investments (Cost $69,293,406) # . . . . . 109.1%   92,200,942

Excess of liabilities over other assets . . . . . . . . .  (9.1)   (7,658,405)
                                                          -----  ------------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . 100.0%  $84,542,537
                                                          =====  ============

# Aggregate cost for tax purposes is $69,293,406.
% Represents percentage of net assets.


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2006

ASSETS
   Investments in securities, at value
      (identified cost $69,293,406)(Note 1A) . . . .              $ 92,200,942
   Cash  . . . . . . . . . . . . . . . . . . . . . .                    41,860
   Dividends and interest receivable . . . . . . . .                   272,249
   Other assets  . . . . . . . . . . . . . . . . . .                    10,594
                                                                  ------------
      TOTAL ASSETS . . . . . . . . . . . . . . . . .                92,525,645

LIABILITIES
   Payable for investment securities purchased . . . $7,887,126
   Accrued advisory, administrative and 12b-1 fees .     81,007
   Other accrued expenses  . . . . . . . . . . . . .     14,975
                                                     ----------
      TOTAL LIABILITIES  . . . . . . . . . . . . . .                 7,983,108
                                                                  ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . .              $ 84,542,537
                                                                  ============

NET ASSETS CONSIST OF:
   Capital paid-in . . . . . . . . . . . . . . . . .              $ 57,936,315
   Undistributed net investment income . . . . . . .                   478,197
   Accumulated net realized gain on investments  . .                 3,220,489
   Net unrealized appreciation in value of
     investments . . . . . . . . . . . . . . . . . .                22,907,536
                                                                  ------------

NET ASSETS for 11,311,912 shares outstanding . . . .              $ 84,542,537
                                                                  ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($84,542,537 / 11,311,912 shares). .                     $7.47
                                                                         =====

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2006

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . .   $  882,500
   Interest  . . . . . . . . . . . . . . . .      591,928
                                                ---------
      Total income . . . . . . . . . . . . .                  $1,474,428


EXPENSES (Notes 3 and 5):
   Investment advisory fee . . . . . . . . .      321,441
   Administrative fee  . . . . . . . . . . .      107,150
   Distribution plan expenses  . . . . . . .       64,290
   Professional fees . . . . . . . . . . . .       41,052
   Director fees and expenses  . . . . . . .       26,773
   Transfer agent and dividend disbursing
     agent's fees and expenses . . . . . . .       20,048
   Fund accounting agent's fees  . . . . . .       18,553
   Custodian fees  . . . . . . . . . . . . .       15,263
   Other expenses  . . . . . . . . . . . . .       38,007
                                                ---------

      Total expenses . . . . . . . . . . . .      652,577
      Less: Fees paid indirectly . . . . . .        3,295
                                                ---------
      Net expenses . . . . . . . . . . . . .                     649,282
                                                               ---------
      Net Investment Income  . . . . . . . .                     825,146


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (Note 4):
   Net realized gain on investments  . . . .    3,227,207
   Net unrealized depreciation of
     investments . . . . . . . . . . . . . .     (758,529)
                                                ---------
      Net gain on investments  . . . . . . .                   2,468,678
                                                               ---------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS . . . . . . . . . . . . . . . . .                  $3,293,824
                                                              ==========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended       Year Ended
                                                      May 31,     November 30,
                                                       2006           2005
                                                   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

   OPERATIONS
     Investment income-net . . . . . . . . . . . . $   825,146    $ 1,425,688
     Net realized gain on investments  . . . . . .   3,227,207      8,299,341
     Net unrealized appreciation (depreciation)
       of investments  . . . . . . . . . . . . . .    (758,529)    (1,714,605)
                                                    ----------     ----------
        Net increase in net assets resulting
          from operations  . . . . . . . . . . . .   3,293,824      8,010,424

   DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income ($0.071 and $0.11
       per share, respectively)  . . . . . . . . .    (779,489)    (1,203,546)
     Net realized gain on investments ($0.78
       and $0.375 per share, respectively) . . . .  (8,296,818)    (4,075,346)

   CAPITAL SHARE TRANSACTIONS
     Increase (decrease) in net assets resulting
       from capital share transactions (Note 2)  .   4,341,428     (1,622,850)
                                                    ----------      ----------
        Net increase (decrease) in net assets  . .  (1,441,055)     1,108,682


NET ASSETS
   Beginning of year . . . . . . . . . . . . . . .  85,983,592     84,874,910
                                                    ----------     ----------
   End of period (including undistributed net
     investment income of $478,197 and $432,540,
     respectively) . . . . . . . . . . . . . . . . $84,542,537    $85,983,592
                                                    ==========     ==========

                       See notes to financial statements


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long-term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price on May 31, 2006, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations acquired at par are stated at cost which, when combined with interest receivable, approximates fair value. Short-term obligations acquired at a discount are stated at amortized cost which approximates fair value.

                            PHILADELPHIA FUND, INC.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations are recorded on the ex-dividend date.

   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK
   As of May 31, 2006, 30,000,000 shares of $1.00 par value capital stock were authorized. Transactions in shares of capital stock were as follows:






                                Six Months Ended            Year Ended
                                  May 31, 2006           November 30, 2005
                            ------------------------   ---------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------   ---------  ----------
Shares sold . . . . . . . .    126,343   $   939,315    169,520   $ 1,341,335
Shares issued in
reinvestment of
distributions . . . . . . .  1,016,428     7,425,542    576,392     4,378,125
Shares redeemed . . . . . .   (532,722)  ( 4,023,429)  (930,748)   (7,342,310)
                            ----------   -----------   ---------   ----------
  Net increase (decrease) .    610,049   $ 4,341,428   (184,836)  $(1,622,850)
                            ==========   ===========   =========   ==========

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
   Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and ..50% of net assets in excess of $400 million.

                           PHILADELPHIA FUND, INC.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   During the six months ended May 31, 2006, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $18,400, and the Fund's custodian provided credits in the amount of $3,295 against custodian charges based on the uninvested cash balances of the Fund. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $6,250 for the above six month period.

   Keith Edelman serves as the Fund's Chief Compliance Officer (CCO). Mr. Edelman, is also an employee of BFC, and a Vice President of the Fund. For the six month period ending May 31, 2006, the Fund's CCO salary expense for Mr. Edelman amounted to $5,138.


4. INVESTMENT TRANSACTIONS
   For the six months ended May 31, 2006, purchases and sales of securities (other than U.S. Government obligations and short-term notes) aggregated $13,228,381 and $14,379,803, respectively. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.


5. DISTRIBUTION PLAN
   Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) may be paid to BFC for providing shareholder services, which include advice and information regarding:
share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. At its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.

   The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

   Until further notice, BFC has agreed to reduce the Fund's 12b-1 fees to ..15% of the Fund's average net assets.

6. TAX COMPONENTS OF NET ASSETS
   As of May 31, 2006, the components of net assets on a tax basis were as follows:

         Undistributed income  . . . . . . . . . .  $   478,197
         Undistributed long-term gain  . . . . . .    3,220,489
         Gross unrealized appreciation . . . . . .   22,912,351
         Gross unrealized depreciation . . . . . .       (4,815)
         Capital paid-in . . . . . . . . . . . . .   57,936,315
                                                    -----------
           Total . . . . . . . . . . . . . . . . .  $84,542,537
                                                    ===========

                            PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS
        (For A Share of Capital Stock Outstanding Throughout Each Period)


                                    Six Months         Year Ended November 30,
                                      Ended      ---------------------------------------
SELECTED PER SHARE DATA            May 31, 2006   2005    2004    2003    2002    2001
-----------------------            ------------  ------  ------  ------  ------  ------

Net Asset Value, Beginning of Year.. $ 8.03      $ 7.80  $ 6.51  $ 6.06  $ 6.89  $ 7.73
                                     ------      ------  ------  ------  ------  ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............   0.07        0.13    0.11    0.12    0.08    0.12
Net Realized & Unrealized
  Gains (Loss) on Investments.......   0.22        0.59    1.39    0.62   (0.63)  (0.24)
                                     ------      ------  ------  ------  ------  ------
Total From Investment Operations....   0.29        0.72    1.50    0.74   (0.55)  (0.12)
                                     ------      ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM:
Net Investment Income...............   0.07        0.11    0.13    0.12    0.07    0.16
Net Realized Gains..................   0.78        0.38    0.08    0.17    0.21    0.56
                                     ------      ------  ------  ------  ------  ------
Total Distributions.................   0.85        0.49    0.21    0.29    0.28    0.72
                                     ------      ------  ------  ------  ------  ------
Net Asset Value, End of Period...... $ 7.47      $ 8.03  $ 7.80  $ 6.51  $ 6.06  $ 6.89
                                     ======      ======  ======  ======  ======  ======

TOTAL RETURN (%)....................   3.91 #      9.59   23.43   12.78   (8.37)  (2.23)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)..................... $84,543    $85,984 $84,875 $74,129 $71,543 $84,956


Ratio to Average Net Assets:
  Expenses (%).......................  1.53(a)     1.52    1.52    1.54    1.48    1.50
  Net Investment Income (%)..........  1.93(a)     1.64    1.56    1.99    1.17    1.68


Portfolio Turnover Rate (%)..........    22 #        26      44      52     140     119

(a) Annualized
 #  Not annualized

                       See notes to financial statements

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Philadelphia Fund, Inc., as of May 31, 2006 and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months ended May 31, 2006 and the year ended November 30, 2005 and financial highlights for each of the five and one-half year periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc., at May 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                     BRIGGS, BUNTING & DOUGHERTY, LLP

                                     Philadelphia, Pennsylvania
                                     June 16, 2006

                            PHILADELPHIA FUND, INC.

INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended May 31,
2006.

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, December 1, 2005 through May 31, 2006.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Philadelphia Fund does not charge any sales loads, redemption fees, or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         Beginning       Ending
                       Account Value  Account Value   Expense   Expenses Paid
                         12/01/05       05/31/06       Ratio    During Period#
                       -------------  -------------   -------   --------------

Actual Fund Return*  . .  $1,000        $1,039.10      1.53%(a)     $7.78

Hypothetical 5% Return .  $1,000        $1,017.30      1.53%(a)     $7.70



* The actual total return for the six-month period ended May 31, 2006 was 3.91%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(a)Annualized.

                            PHILADELPHIA FUND, INC.

REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT

When making its decision to renew the Fund's Investment Advisory Agreement (the "Advisory Agreement") with Baxter Financial Corporation ("BFC" or the "Advisor"), the Board of Directors (the "Board") carefully considered a variety of materials, which the Directors had received prior to the March 13, 2006 Board meeting (which specifically had been called to consider the renewal of the Advisory Agreement). At the Board meeting, BFC provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Directors"), requesting information for the Board's consideration of the continuation of the Advisory Agreement (the "Information Request Letter").

The Information Request Letter had asked BFC to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation payable to the Advisor for the services provided to the Fund, comparative performance information (relating to the Fund and the Advisor), expenses of the Fund, the Fund's and the Advisor's compliance policies and procedures, and certain other relevant information. The Board thoroughly reviewed all of the responses provided by BFC to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The Board compared the Fund's performance to the performance of the S&P 500 Index, the Fund's benchmark, as well as the S&P 500/BARRA Value Index, S&P/Citigroup Value Index; Russell 1000 Index, Russell 1000 Value Index, Wilshire 5000, and Wilshire Target Large Value Index. The Board also compared the Fund with the average Morningstar star rating, Morningstar risk and Morningstar returns of other funds with a growth and income objective listed in the Morningstar Large Value Category.

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets between $50 million and $100 million contained in Lipper's Growth and Income Category. The Board also took into account information furnished by BFC throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by BFC (as the Fund's investment advisor, principal underwriter and administrator), Unified Fund Services, Inc. (as both the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board also had received periodic reports relating to compliance with the Fund's investment policies and restrictions and compliance policies, and various information on regulatory issues relating to the investment company industry.

When considering the continuation of BFC as the Fund's investment advisor and the approval of the Advisory Agreement, the Board discussed the following specific factors:

[BULLET] the nature, extent and quality of the services provided by BFC; [BULLET] the investment performance of the Fund and of BFC;
[BULLET] the Advisor's cost of providing the services to the Fund and the profitability of managing the Fund to BFC; and

                            PHILADELPHIA FUND, INC.

[BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the Advisory Agreement that allow shareholders to participate in the resulting benefits.

In considering the materials described above, the Independent Directors referred to the memorandum from their independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the Advisory Agreement, and outlined the Board's responsibilities when considering the renewal of the Agreement. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and BFC to furnish, such information as may reasonably be necessary to evaluate the terms of the Advisory Agreement, and
(ii) BFC's responses to the Information Request Letter were intended to assist the Board in meeting these requirements.

In its deliberations, the Board took into account a combination of factors, including the following:

 Nature, Extent and Quality of Services
 --------------------------------------
 In considering the nature, extent and quality of advisory services provided by the Advisor, consideration was given by the Board to the qualifications of Donald Baxter, the Fund's portfolio manager. Also, the Board considered how BFC had performed the research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as compliance with the Fund's compliance policies and procedures and the code of ethics that governs personal securities trading by Fund management. The Board evaluated the Advisor's portfolio management process. The Board also evaluated how BFC performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accounting and shareholder services agents. The Board took note of the increasing array of regulations with which the Fund and Advisor, in managing the Fund, must comply. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund. The Board concluded that the scope and quality of advisory services provided by BFC were consistent with the Fund's operational requirements, and shareholders of the Fund had received reasonable value in return for the fees paid to BFC.

 Investment Performance of the Fund and the Advisor
 --------------------------------------------------
 In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the Fund's benchmark and other relevant indexes, as well as the performance of the Fund's peer group, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted its performance, given the market conditions existing over the prior year. The Board concluded that the Fund's investment performance was satisfactory, relative to both the relevant market indexes and the Fund's peer group. The Board also concluded that it was satisfied with the Advisor's performance.

                            PHILADELPHIA FUND, INC.

 Costs of Providing Services
 ---------------------------
 In considering the costs of BFC's providing advisory services and the reasonableness of the Fund's expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee schedule and its breakpoints against the fee schedules of other investment companies in the Fund's peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses, compared with the averages reported for the Fund's peer group. The Independent Directors also considered the benefits to BFC of providing various other services to the Fund, such as administration and distribution services, under separate agreements between the Fund and BFC. The Independent Directors also noted that, as a consequence of increased regulations, the costs of providing advisory services to the Fund had increased over the years. The Board determined that BFC's fees were reasonable, in light of the costs of the services provided by BFC and the fees charged by other advisers offering comparable services to similar funds.

 The Advisor's Profitability
 ---------------------------
 The Independent Directors considered BFC's level of profitability in providing investment management services to the Fund, Eagle Growth Shares, Inc., and certain private clients. The Board noted that BFC did not manage other registered investment companies (other than Eagle Growth Shares, Inc.), pooled investment vehicles or separate accounts. In evaluating the Advisor's profitability in managing Fund, the Independent Directors reviewed BFC's 2004 and 2005 financial statements. The Board also considered the extent to which BFC may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's soft dollars to pay for research and other similar services. The Board noted that the increased costs of providing advisory services will, in the long term, serve to reduce the Advisor's profitability. The Board pointed out that the profitability and financial viability of the Advisor are important for personnel stability and continuity. The Board concluded that BFC's profitability, in managing the Fund, based on the services provided, was reasonable and not excessive.

 Economies of Scale
 ------------------
 The Board analyzed the Advisor's fee schedule and the breakpoints in the fee schedule against the fee schedules of other investment companies in the Fund's peer group. The Board concluded that economies of scale would be realized as the Fund's assets increased, and noted the fact that BFC's advisory fee schedule was designed to allow the Fund's shareholders to participate in the benefits of these economies of scale (i.e., the Advisor's fees would be reduced), once certain asset levels were met. The Board noted that it will continue to review the availability of such economies of scale.

 Based on the foregoing considerations and the overall quality and experience of BFC's personnel and operations, and investment advisory capabilities of the Advisor, the Board determined that the continuation of the Advisory Agreement was in the best interests of the Fund. The Independent Directors met separately, without management being present, to consider the renewal of the Advisory Agreement. After full consideration of the factors discussed above, with no single factor identified as being of paramount or controlling importance, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement.

                            PHILADELPHIA FUND, INC.
OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer
KEITH A. EDELMAN, Vice President/Chief Compliance Officer
DIANE M. SARRO, Vice President/Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
KENNETH W. MCARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP., member NASD
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
        1200 North Federal Highway                     FUND, INC.
[LOGO]  Suite 424
        Boca Raton, FL 33432                           SEMI-ANNUAL
        (561) 395-2155                                   REPORT

                                                       May 31, 2006


The Fund files its complete schedule
of portfolio holdings with the
Securities and Exchange Commission
(SEC) for the first and third
quarters of each fiscal year on Form
N-Q. The Fund's Forms N-Q are available
on the SEC's website at
http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's
Public Reference Room. Information on
the operation of the SEC's Public
Reference Room may be obtained by
calling 1-800-SEC-0300.


The Fund's proxy voting policies and
procedures and how the Fund voted
proxies relating to portfolio
securities during the most
recent 12-month period ended
June 30, 2006 are available without
charge (i) upon request, by calling
1-800-749-9933; (ii) by writing to the
Fund at the above address; and (iii) on
the SEC's website at www.sec.gov.


                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.


         Not applicable for filing of Semi-Annual Reports to Shareholders.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


         Not applicable for filing of Semi-Annual Reports to Shareholders.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES


         Not applicable for filing of Semi-Annual Reports to Shareholders.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


         There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the reporting period.



ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) Not applicable for filing of Semi-Annual Reports to Shareholders.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Philadelphia Fund, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 26, 2006
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  July 26, 2006
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  July 26, 2006
 ---------------------

* Print the name and title of each signing officer under his or her signature.